Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Medidata Solutions, Inc. (the “Company”) for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rouven Bergmann, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: February 29, 2016

By:	/s/ ROUVEN BERGMANN
Rouven Bergmann Chief Financial Officer (Principal Financial and Principal Accounting Officer) Medidata Solutions, Inc.

*
A signed original of this written statement required by Section 906 has been provided to Medidata Solutions, Inc. and will be retained by Medidata Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.